Connecticut General Life Insurance Company

CG Variable Annuity Separate Account

Supplement, dated November 2, 2006,

to

The AIM/Cigna Heritage Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectus for certain variable annuity contracts issued by Connecticut General Life Insurance Company.

AIM V.I. Demographic Trends Fund – Series I reorganization

We have received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series I approved the reorganization of the AIM V.I. Demographic Trends Fund – Series I Portfolio into the AIM V.I. Capital Appreciation Fund – Series I Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Demographic Trends Fund – Series I Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series I Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Contract Value you have in the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account. Contract owners will receive a confirmation of the transaction reflecting this change.

AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series I Portfolio. The investment objective for this Portfolio is growth of capital.

If you currently have allocations made to the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will be made to the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-776-6978.

For future reference, please keep this supplement together with your prospectus.